                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2001


                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                 000-22651                 77-0390421
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



                               4435 FORTRAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
                    (Address of principal executive offices)

                                 (408) 935-4400
              (Registrant's telephone number, including area code)



Item 5. Other Events.

        Executive Employment Agreements

        Several of the officers of 3dfx Interactive, Inc. entered into employment agreements with 3dfx Interactive, Inc., which were amended to be effective February 1, 2001. Such employment agreements and the amended versions thereof are attached hereto as exhibits.

        Amendment to Audit Report

        The report of PricewaterhouseCoopers LLP on 3dfx Interactive, Inc.'s fiscal 2000 consolidated financial statements was amended on December 15, 2000, to add an explanatory paragraph regarding 3dfx Interactive, Inc.'s ability to continue as a going concern. The amended report and consolidated financial statements as of January 31, 2000 and December 31, 1998 and for each of the three fiscal years ended January 31, 2000, December 31, 1998 and December 31, 1997, and for the month ended January 31, 1999 are attached hereto as Exhibit
99.1 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

                10.1 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Alex M. Leupp.

                10.2 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Scott D. Sellers.

                10.3 Employment Agreement dated October 20, 2000, by and between 3dfx Interactive, Inc. and Richard Burns.

                10.4 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Stephen A. Lapinski.

                10.5 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Alfred R. Woodhull.

                10.6 Employment Agreement by and between 3dfx Interactive, Inc. and Alex M. Leupp, as amended effective February 1, 2001.

                10.7 Employment Agreement by and between 3dfx Interactive, Inc. and Scott D. Sellers, as amended effective February 1, 2001.

                10.8 Amendment to Employment Agreement by and between 3dfx Interactive, Inc. and Richard Burns, effective as of February 1, 2000.

                10.9 Employment Agreement by and between 3dfx Interactive, Inc. and Stephen A. Lapinski, as amended effective February 1, 2001.

               10.10 Employment Agreement by and between 3dfx Interactive, Inc. and Alfred R. Woodhull, as amended effective February 1, 2001.

                23.1    Consent of PricewaterhouseCoopers LLP.

                99.1 Consolidated Financial Statements for 3dfx Interactive, Inc. as of January 31, 2000 and December 31, 1998 and for each of the three fiscal years ended January 31, 2000, December 31, 1998 and December 31, 1997, and for the month ended January 31, 1999.

                        Schedule II, Valuation and Qualifying Accounts for the years ended January 31, 2000 and December 31, 1998 and 1997 and month ended January 31, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2001

                                3DFX INTERACTIVE, INC.


                                By:    /s/ RICHARD A. HEDDLESON
                                   ---------------------------------------------
                                   Richard A. Heddleson, Chief Financial Officer


                                  EXHIBIT INDEX

10.1 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Alex M. Leupp.

10.2 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Scott D. Sellers.

10.3 Employment Agreement dated October 20, 2000, by and between 3dfx Interactive, Inc. and Richard Burns.

10.4 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Stephen A. Lapinski.

10.5 Employment Agreement dated November 10, 2000, by and between 3dfx Interactive, Inc. and Alfred R. Woodhull.

10.6 Employment Agreement by and between 3dfx Interactive, Inc. and Alex M. Leupp, as amended effective February 1, 2001.

10.7 Employment Agreement by and between 3dfx Interactive, Inc. and Scott D. Sellers, as amended effective February 1, 2001.

10.8 Amendment to Employment Agreement by and between 3dfx Interactive, Inc. and Richard Burns, effective as of February 1, 2000.

10.9 Employment Agreement by and between 3dfx Interactive, Inc. and Stephen A. Lapinski, as amended effective February 1, 2001.

10.10 Employment Agreement by and between 3dfx Interactive, Inc. and Alfred R. Woodhull, as amended effective February 1, 2001.

23.1    Consent of PricewaterhouseCoopers LLP.

99.1 Consolidated Financial Statements for 3dfx Interactive, Inc. as of January 31, 2000 and December 31, 1998 and for each of the three fiscal years ended January 31, 2000, December 31, 1998 and December 31, 1997, and for the month ended January 31, 1999.

        Schedule II, Valuation and Qualifying Accounts for the years ended January 31, 2000 and December 31, 1998 and 1997 and month ended January 31, 1999.